Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.  This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: February 11, 2013	INSIGHT VENTURE PARTNERS V, L.P.

By: Insight Venture Associates V, L.L.C., its general partner
By: Insight Holdings Group, LLC, its manager

	By:	/s/ Jeffrey Horing
Name: Jeffrey Horing
Title: Managing Member

Dated: February 11, 2013	INSIGHT VENTURE PARTNERS V COINVESTMENT FUND, L.P.

By: Insight Venture Associates V, L.L.C., its general partner
By: Insight Holdings Group, LLC, its manager

	By:	/s/ Jeffrey Horing
Name: Jeffrey Horing
Title: Managing Member

Dated: February 11, 2013	INSIGHT VENTURE PARTNERS (CAYMAN) V, L.P.

By: Insight Venture Associates V, L.L.C., its general partner
By: Insight Holdings Group, LLC, its manager

	By:	/s/ Jeffrey Horing
Name: Jeffrey Horing
Title: Managing Member

Dated: February 11, 2013	INSIGHT VENTURE PARTNERS V (EMPLOYEE CO-INVESTORS), L.P.

By: Insight Venture Associates V, L.L.C., its general partner
By: Insight Holdings Group, LLC, its manager

	By:	/s/ Jeffrey Horing
Name: Jeffrey Horing
Title: Managing Member

Dated: February 11, 2013	INSIGHT VENTURE ASSOCIATES V, L.L.C.

By: Insight Holdings Group, LLC, its manager

	By:	/s/ Jeffrey Horing
Name: Jeffrey Horing
Title: Managing Member

Dated: February 11, 2013	INSIGHT HOLDINGS GROUP, LLC

	By:	/s/ Jeffrey Horing
Name: Jeffrey Horing
Title: Managing Member